SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                               FORM 8-K
                           CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 14, 1995

                              THE GILLETTE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Delaware                  1-911                 04-1366970
     (STATE OR OTHER          (COMMISSION              (IRS EMPLOYER
     JURISDICTION OF          FILE NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

     4800 Prudential Tower Building, Boston, Massachusetts        02199
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

     Registrant's telephone number, including area code: (617) 421-7000

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

                             Total Number of Pages:
                         Exhibit Index Appears on Page



          Item 5.   Other Events.

                    On December 14, 1995, the Board of Directors of The Gillette Company (the "Company") approved the renewal of the Company's existing Rights Agreement dated as of November 26, 1986 between the Company and The First National Bank of Boston, as amended and restated as of January 17, 1990 (the "Existing Rights Agreement"), by adopting a Renewed Rights Agreement between the Company and The First National Bank of Boston, as rights agent (the "Renewed Rights Agreement"). Pursuant to the Renewed Rights Agreement: (a) one new right (a "New Right") will be issued for each share of common stock, par value $1.00 per share, of the Company (the "Common Stock") outstanding upon the Expiration Date of the Existing Rights Agreement (as defined in the Existing Rights Agreement) (the "Record Date") and for each share of Common Stock issued between the Record Date and the Distribution Date (as defined in the Renewed Rights Agreement), and under certain circumstances thereafter;
          (b) 40 Rights will be issued for each share of the Series C ESOP Convertible Preferred Stock, no par value per share (the "Series C Preferred Stock"), of the Company outstanding upon the Expiration Date and for each share of the Series C Preferred Stock issued between the Record Date and the Distribution Date, and under certain circumstances thereafter; and (c) certain changes were made in the terms of the Existing Rights Agreement which shall only apply upon the Expiration Date of the Existing Rights Agreement. Each New Right will initially represent the right to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, no par value per share, upon the terms and subject to the conditions set forth in the Renewed Rights Agreement. The New Rights are redeemable under certain circumstances at $.01 per New Right and will expire on December 14, 2005, subject to extension or earlier redemption.

                    The description and terms of the New Rights is qualified in its entirety by the Renewed Rights
          Agreement, a copy of which is filed herewith and incorporated herein by reference.


          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          Exhibit No.    Exhibit

              4          Renewed Rights Agreement dated as of
                         December 14, 1995 between The Gillette
                         Company and The First National Bank of
                         Boston.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE GILLETTE COMPANY
                                         (Registrant)

                                         By:  /s/ Joseph E. Mullaney
                                             Name:  Joseph E. Mullaney
                                             Title: Vice Chairman

     December 18, 1995
     (Date)


                                Exhibit Index

         Exhibit              Exhibit Description           Sequential
           No.                                               Page No.

            4        Renewed Rights Agreement dated as of
                     December 14, 1995 between The
                     Gillette Company and The First
                     National Bank of Boston.